UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 10, 2026, La Rosa Holdings Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the disposition of all of its membership interests in Horeb Kissimmee Realty LLC. The Company is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend and restate Item 9.01(b) of the Original Report in order to remove a statement of reliance on the provisions of Item 9.01(a)(3), which was included in the Original Report by error, and to present pro forma financial information required by Item 9.01(b) of Form 8-K, which was erroneously omitted from the Original Report. Except for the filing of such pro forma financial information and amending Item 9.01(b) of the Original Report, this Amendment does not otherwise modify or update the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Amendment.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(b).

●	Unaudited pro forma condensed balance sheet as of December 31, 2024;

●	Unaudited pro forma condensed balance sheet as of September 30, 2025;

●	Unaudited pro forma condensed statement of operations for the year ended December 31, 2024; and

●	Unaudited pro forma condensed statement of operations for the nine months ended September 30, 2025.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information of the Company
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2026	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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